UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

CHANGE HEALTHCARE INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Information

The following communications relate to the proposed acquisition of Change Healthcare Inc., a Delaware corporation (the “Company”) by UnitedHealth Group Incorporated, a Delaware corporation (“UnitedHealth Group”), pursuant to the Agreement and Plan of Merger, dated as of January 5, 2021, by and among the Company, UnitedHealth Group and Cambridge Merger Sub Inc., a wholly owned subsidiary of UnitedHealth Group.

On January 11, 2021, the Company distributed a video message of Dave Wichmann, the Chief Executive Officer of UnitedHealth Group, to certain employees of the Company, a transcript of which is set forth below and filed herewith pursuant to Rule 14a-12.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and businesses of Change Healthcare. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. Change Healthcare cautions readers of this communication that such “forward looking statements,” including without limitation, those relating to the timing of the proposed merger and Change Healthcare’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to Change Healthcare, are necessarily estimates reflecting the judgment of Change Healthcare’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.”

Factors that could cause Change Healthcare’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from Change Healthcare’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on Change Healthcare’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; Change Healthcare’s ability to retain or renew existing customers and attract new customers; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets; uncertainty and risks related to the impact of the COVID-19 pandemic on the national and global economy, Change Healthcare’s business, suppliers, customers, and employees; Change Healthcare’s ability to connect a large number of payers and providers; Change Healthcare’s ability to provide competitive services and prices while maintaining its margins; further consolidation in end-customer markets; Change Healthcare’s ability to effectively manage costs; Change Healthcare’s ability to effectively develop and maintain relationships with channel partners; a decline in transaction volume in the U.S. healthcare industry; Change Healthcare’s ability to timely develop new services and the market’s willingness to adopt new services; Change Healthcare’s ability to maintain access to its data sources; Change Healthcare’s ability to maintain the security and integrity of its data; Change Healthcare’s ability to deliver services timely without interruption; Change Healthcare’s ability to make acquisitions and integrate the operations of acquired businesses; government regulation and changes in the regulatory environment; economic and political instability in the U.S. and international markets where Change Healthcare operates; risks related to international operations; the ability of outside service providers and key vendors to fulfill their obligations to Change Healthcare; litigation or regulatory proceedings; Change Healthcare’s ability to protect and enforce its intellectual property, trade secrets and other forms of unpatented intellectual property; Change Healthcare’s ability to defend its intellectual property from infringement claims by third parties; changes in local, state, federal and international laws and regulations, including related to taxation; Change Healthcare’s reliance on key management personnel; Change Healthcare’s ability to manage and expand its operations and keep up with rapidly changing technologies; our adoption of new, or amendments to existing, accounting standards; losses against which Change Healthcare does not insure; Change Healthcare’s ability to make timely payments of principal and interest on its indebtedness; Change Healthcare’s ability to satisfy covenants in the agreements governing its indebtedness; Change Healthcare’s ability to maintain liquidity, and other risks. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Change Healthcare’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on June 4, 2020, and in Change Healthcare’s most recent Quarterly Report on Form 10-Q filed with the SEC on November 5, 2020.

Change Healthcare’s forward-looking statements speak only as of the date of this communication or as of the date they are made. Change Healthcare disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of Change Healthcare by UnitedHealth Group. In connection with the proposed merger transaction, Change Healthcare will file with the SEC and furnish to Change Healthcare’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and Change Healthcare’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through Change Healthcare’s website at https://ir.changehealthcare.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of Change Healthcare may be deemed “participants” in the solicitation of proxies from stockholders of Change Healthcare in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Change Healthcare in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended March 31, 2020 and in its definitive proxy statement filed with the SEC on Schedule 14A on July 16, 2020.

Video Message of Dave Wichmann, CEO of UnitedHealth Group to “People Leaders”

FROM: Change Healthcare Communications

DATE: January 6, 2021

SUBJECT: DSW Change/Optum Town Hall Welcome Message

•	Hello everyone.

•	I’m Dave Wichmann … CEO of UnitedHealth Group … and I am pleased to welcome the Change Healthcare team to our UnitedHealth Group family.

•	Today marks an incredibly exciting moment for each of our companies.

•	We’re bringing together two of health care’s leading technology companies … Change and Optum – combining our unique strengths, capabilities, talent and expertise …

•

To create a more modern, connected and efficient platform to lead in the development of the next generation health system …and advance our long-held ambition of helping people live healthier lives and helping make the health system work better for everyone.

•

In 30 years of evaluating partnership opportunities, I’ve come to learn there are only a few simple questions you need to ask when you evaluate strategic alignments such as the Change/Optum alignment we are announcing today …

•	Are we working toward something greater than ourselves?

•	Can we achieve more together than we could on our own?

•	Do we become a better enterprise – capable of developing deeper expertise, new capabilities, broader capacities?

•	Do our cultures align?

•	And, in this case, are we better together than apart at improving health care experiences and outcomes and at lower costs for those we are privileged to serve?

•	I believe the answer to each question is YES.

•	As a combined team, we can significantly accelerate our efforts to develop the next generation health system by:

•	Improving clinical outcomes through point-of-care insights developed by applying the best evidence-based medical standards to the most protected and highly curated information in health care,

•	Increasing first pass claims accuracy, transparency, completeness and speed through automation, connectivity and technology enabled services, applied real-time, and

•	Simplifying payments … at the point of care … and with modern health care banking and payments solutions.

•	These ambitions sit alongside others underway at UnitedHealth Group where we are

•	Reinventing Health Care Delivery – intercepting and managing conditions early through our owned, high performing care practices.

•

Transforming Pharmacy Care Services – evolving the high frequency pharmacy touchpoints to synchronized, whole person care with particular focus on high-cost specialty medication management and direct to consumer offerings, and

•	Advancing Consumer Responsive Benefits – to better meet the unique health needs and fit within the financial means of people.

•	As a combined team, we have the opportunity to create even more value for all those we serve …

•	For care providers … we’ll reduce administrative burdens and help enable improved health outcomes.

•	For health care payers … we’ll help them improve the experiences and value they offer to members through operational effectiveness and reduced costs.

•	For people … we’ll help drive better health and value than ever before.

•

And for all of you … we’ll create more opportunities for you to work alongside the most talented people in health care … to continue to learn, develop and advance in your career … all while serving people and making health systems work better for everyone.

•	Of course, today is just the first step together … we have a lot of work in front of us to ensure all the elements are in place so that we can realize the promise and potential of this partnership.

•	But I want you to know you can count on me … and the rest of the Change, Optum and UnitedHealth Group leadership team to support you every step of the way.

•	I’m excited about what lies ahead in 2021 and I can’t wait to see what we can achieve together.

###

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and businesses of Change Healthcare. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. Change Healthcare cautions readers of this communication that such “forward looking statements,” including without limitation, those relating to the timing of the proposed merger and Change Healthcare’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to Change Healthcare, are necessarily estimates reflecting the judgment of Change Healthcare’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.”

Factors that could cause Change Healthcare’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from Change Healthcare’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on Change Healthcare’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; Change Healthcare’s ability to retain or renew existing customers and attract new customers; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets; uncertainty and risks related to the impact of the COVID-19 pandemic on the national and global economy, Change Healthcare’s business, suppliers, customers, and employees; Change Healthcare’s ability to connect a large number of payers and providers; Change Healthcare’s ability to provide competitive services and prices while maintaining its margins; further consolidation in end-customer markets; Change Healthcare’s ability to effectively manage costs; Change Healthcare’s ability to effectively develop and maintain relationships with channel partners; a decline in transaction volume in the U.S. healthcare industry; Change Healthcare’s ability to timely develop new services and the market’s willingness to adopt new services; Change Healthcare’s ability to maintain access to its data sources; Change Healthcare’s ability to maintain the security and integrity of its data; Change Healthcare’s ability to deliver services timely without interruption; Change Healthcare’s ability to make acquisitions and integrate the operations of acquired businesses; government regulation and changes in the regulatory environment; economic and political instability in the U.S. and international markets where Change Healthcare operates; risks related to international operations; the ability of outside service providers and key vendors to fulfill their obligations to Change Healthcare; litigation or regulatory proceedings; Change Healthcare’s ability to protect and enforce its intellectual property, trade secrets and other forms of unpatented intellectual property; Change Healthcare’s ability to defend its intellectual property from infringement claims by third parties; changes in local, state, federal and international laws and regulations, including related to taxation; Change Healthcare’s reliance on key management personnel; Change Healthcare’s ability to manage and expand its operations and keep up with rapidly changing technologies; our adoption of new, or amendments to existing, accounting standards; losses against which Change Healthcare does not insure; Change Healthcare’s ability to make timely payments of principal and interest on its indebtedness; Change Healthcare’s ability to satisfy covenants in the agreements governing its indebtedness;

Change Healthcare’s ability to maintain liquidity, and other risks. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Change Healthcare’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on June 4, 2020, and in Change Healthcare’s most recent Quarterly Report on Form 10-Q filed with the SEC on November 5, 2020.

Change Healthcare’s forward-looking statements speak only as of the date of this communication or as of the date they are made. Change Healthcare disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of Change Healthcare by UnitedHealth Group. In connection with the proposed merger transaction, Change Healthcare will file with the SEC and furnish to Change Healthcare’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and Change Healthcare’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through Change Healthcare’s website at https://ir.changehealthcare.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of Change Healthcare may be deemed “participants” in the solicitation of proxies from stockholders of Change Healthcare in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Change Healthcare in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended March 31, 2020 and in its definitive proxy statement filed with the SEC on Schedule 14A on July 16, 2020.